                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   JULY 9, 2001

                           IBIS TECHNOLOGY CORPORATION

             (Exact name of registrant as specified in its charter)

MASSACHUSETTS                        0-23150                    04-2987600
(State or other                    (Commission                (IRS Employer
jurisdiction of                    File Number)             Identification No.)
incorporation)

         32 CHERRY HILL DRIVE, DANVERS, MASSACHUSETTS            01923
         (Address of principal executive offices)             (Zip Code)

         Registrant's telephone number, including area code: (978) 777-4247

ITEM 5.   OTHER EVENTS.

On July 9, 2001, Ibis Technology Corporation publicly disseminated a press release announcing revenue and earnings per share estimates for the second quarter of 2001, which ended on June 30, 2001, based on preliminary results. Ibis expects total revenue to be approximately $1.26 million, and loss per share to be in the range of $0.34 to $0.36 for the second quarter. Ibis plans to announce complete second-quarter results on the morning of Wednesday, July 18, 2001.

The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1 hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibit.

         99.1     Press Release dated July 9, 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  IBIS TECHNOLOGY CORPORATION
                                  (Registrant)

Date: July 10, 2001               /s/ DEBRA L. NELSON
                                  ----------------------------------------
                                  Debra L. Nelson, Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT                                              SEQUENTIAL
NUMBER                 DESCRIPTION                   PAGE NUMBER

99.1                   Press Release dated                5
                       July 9, 2001